UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      March 12, 2015

Bar Harbor Bankshares

(Exact Name of Registrant as Specified in Its Charter)

Maine

(State or Other Jurisdiction of Incorporation)

001-13349

01-0393663

(Commission File Number)

(IRS Employer Identification No.)

               P.O. Box 400

Main Street, Bar Harbor, ME

04609-0400

(Address of Principal Executive Offices)

(Zip Code)

(207) 288-3314

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Item 9.01 Financial Statements and Exhibits	Page 1 Page 1
Signatures	Page 1
Exhibit Index	Page 2

ITEM 7.01

REGULATION FD

On March 12, 2015, Bar Harbor Bankshares mailed to its shareholders its shareholder dividend letter with respect to its previously announced quarterly dividend of 24.50 cents per share of common stock payable on March 13, 2015 to shareholders of record as of the close of business on February 13, 2015. A copy of the Company’s shareholder dividend letter is furnished with this report as Exhibit 99.1 and incorporated herein by reference thereto.  Your attention is directed to the shareholder letter in its entirety.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

      Exhibits No. Description

99.1

Copy of Company’s shareholder dividend letter dated March 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 12, 2015

BAR HARBOR BANKSHARES

/s/ Gerald Shencavitz

Gerald Shencavitz

EVP & Chief Financial Officer

EXHIBIT INDEX

99.1   Shareholder dividend letter dated March 13, 2015